Exhibit 99.1

IBM REPORTS 2020 SECOND-QUARTER RESULTS

Accelerated Cloud Revenue Growth; Gross Margin Expansion; Strong Balance Sheet and Liquidity Position

ARMONK, N.Y., July 20, 2020 . . . IBM (NYSE: IBM) today announced second-quarter 2020 earnings results.

“Our clients see the value of IBM’s hybrid cloud platform, based on open technologies, at a time of unprecedented business disruption," said Arvind Krishna, IBM chief executive officer. "We are committed to building, with a growing ecosystem of partners, an enduring hybrid cloud platform that will serve as a powerful catalyst for innovation for our clients and the world.”

Highlights for the second quarter include:

●	GAAP EPS from continuing operations of $1.52
●	Operating (non-GAAP) EPS of $2.18
●	Revenue of $18.1 billion, down 5.4 percent (down 1.9 percent adjusting for divested businesses and currency)

-- Cloud & Cognitive Software revenue up 3 percent (up 5 percent adjusting for currency)

-- Systems revenue up 6 percent

●	Total cloud revenue of $6.3 billion, up 30 percent (up 34 percent adjusting for divested businesses and currency)

-- Total cloud revenue of $23.5 billion over the last 12 months, up 20 percent (up 23 percent adjusting for divested businesses and currency)

●	Red Hat revenue up 17 percent (up 18 percent adjusting for currency), normalized for historical comparability
●	GAAP gross profit margin of 48 percent, up 100 basis points; Operating (non-GAAP) gross profit margin of 49 percent up 160 basis points
●	Net cash from operating activities of $15.1 billion and free cash flow of $11.5 billion, over the last 12 months

	SECOND QUARTER 2020
	Results Reflect the Impact of Items Related to
	the Red Hat Acquisition Closed in July 2019
				Pre-tax		Gross
	Diluted	Net	Pre-tax	Income		Profit
	EPS	Income	Income	Margin		Margin
GAAP from Continuing Operations	$1.52	$1.4B	$1.6B	8.7%		48.0%
Year/Year	(46)%	(46)%	(43)%	(5.8)	Pts	1.0	Pts

Operating (Non-GAAP)	$2.18	$1.9B	$2.3B	12.8%		49.0%
Year/Year	(31)%	(31)%	(27)%	(3.8)	Pts	1.6	Pts

“Our prudent financial management in these turbulent times enabled us to expand our gross profit margin, generate strong free cash flow and improve our liquidity position," said James Kavanaugh, IBM senior vice president and chief financial officer. "We have the financial flexibility to continue to invest in our business and return value to our shareholders through our dividend policy.”

Cash Flow and Balance Sheet

In the second quarter, the company generated net cash from operating activities of $3.6 billion, or $3.0 billion excluding Global Financing receivables. IBM’s free cash flow was $2.3 billion. The company returned $1.5 billion to shareholders in dividends.

IBM ended the second quarter with $14.3 billion of cash on hand which includes marketable securities, up $5.2 billion from year-end 2019. Debt, including Global Financing debt of $21.9 billion, totaled $64.7 billion.

Segment Results for Second Quarter

Segment results reflect growing adoption of IBM's hybrid cloud platform while clients continue to shift priorities to preserve cash and maintain operational stability.

●	Cloud & Cognitive Software (includes Cloud & Data Platforms which includes Red Hat, Cognitive Applications and Transaction Processing Platforms) — revenues of $5.7 billion, up 3 percent (up 5 percent adjusting for currency), with growth in Cloud & Data Platforms, up 29 percent (up 30 percent adjusting for currency) led by Red Hat. Cognitive Applications and Transaction Processing Platforms declined. Cloud revenue more than doubled.
●	Global Business Services (includes Consulting, Application Management and Global Process Services) — revenues of $3.9 billion, down 7 percent (down 6 percent adjusting for currency), driven by declines in Application Management and Consulting. Cloud revenue up 12 percent (up 13 percent adjusting for currency). Gross profit margin up 240 basis points.
●	Global Technology Services (includes Infrastructure & Cloud Services and Technology Support Services) — revenues of $6.3 billion, down 8 percent (down 5 percent adjusting for currency). Cloud revenue up 18 percent (up 20 percent adjusting for currency).
●	Systems (includes Systems Hardware and Operating Systems Software) — revenues of $1.9 billion, up 6 percent, led by IBM Z, up 69 percent (up 68 percent adjusting for currency). Storage Systems revenue up 2 percent (up 3 percent adjusting for currency); Power declined. Cloud revenue up 22 percent. Gross profit margin up 430 basis points.
●	Global Financing (includes financing and used equipment sales) — revenues of $265 million, down 25 percent (down 23 percent adjusting for currency), reflecting the wind-down of OEM commercial financing. Gross profit margin up 360 basis points.

Year-To-Date 2020 Results

Consolidated diluted earnings per share was $2.83 compared to $4.58, down 38 percent year to year. Consolidated net income was $2.5 billion, down 38 percent year to year. Revenues for the six-month period ended June 30, 2020 totaled $35.7 billion, a decrease of 4 percent year to year (down 1 percent adjusting for divested businesses and currency) compared with $37.3 billion for the first six months of 2019.

Operating (non-GAAP) diluted earnings per share from continuing operations was $4.02 compared with $5.42 per diluted share for the 2019 period, a decrease of 26 percent. Operating (non-GAAP) net income for the six months ended June 30, 2020 was $3.6 billion compared with $4.8 billion in the prior-year period, a decrease of 26 percent.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; the company’s failure to meet growth and productivity objectives; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and data privacy considerations; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels and ecosystems; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; legal proceedings and investigatory risks; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	total revenue and cloud revenue adjusting for divested businesses and currency;
●	Red Hat revenue normalized for historical comparability;
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	adjusting for free cash flow;
●	net cash from operating activities, excluding Global Financing receivables.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/ibm-2q-2020-earnings-announcement. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Edward Barbini, 914-499-6565
barbini@us.ibm.com

John Bukovinsky, 732-618-3531
jbuko@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019		2020	2019
REVENUE
Cloud & Cognitive Software	$5,748	$5,563 *		$10,987	$10,530 *
Global Business Services	3,890	4,197 *		8,027	8,353 *
Global Technology Services	6,316	6,837		12,783	13,711
Systems	1,852	1,753		3,220	3,081
Global Financing	265	351		564	757
Other	50	460 *		113	911 *
TOTAL REVENUE	18,123	19,161		35,694	37,342

GROSS PROFIT	8,700	9,010		16,622	17,053

GROSS PROFIT MARGIN
Cloud & Cognitive Software	77.1%	77.7%	*	76.3%	76.7%	*
Global Business Services	28.4%	26.0%	*	27.8%	26.1%	*
Global Technology Services	34.2%	34.4%		34.1%	34.1%
Systems	57.8%	53.5%		54.6%	50.3%
Global Financing	38.6%	35.0%		39.7%	34.9%

TOTAL GROSS PROFIT MARGIN	48.0%	47.0%		46.6%	45.7%

EXPENSE AND OTHER INCOME
S,G&A	5,248	5,456		11,203	10,147
R,D&E	1,582	1,407		3,207	2,840
Intellectual property and custom development income	(203)	(222)		(319)	(323)
Other (income) and expense	179	(747)		361	(820)
Interest expense	323	348		649	558
TOTAL EXPENSE AND OTHER INCOME	7,129	6,242		15,101	12,402

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,571	2,768		1,522	4,651
Pre-tax margin	8.7%	14.4%		4.3%	12.5%
Provision for / (Benefit from) income taxes	209	269		(1,017)	558
Effective tax rate	13.3%	9.7%		(66.8)%	12.0%

INCOME FROM CONTINUING OPERATIONS	$1,362	$2,499		$2,538	$4,093
DISCONTINUED OPERATIONS
Income / (Loss) from discontinued operations, net of taxes	(1)	(1)		(2)	(4)

NET INCOME	$1,361	$2,498		$2,536	$4,089

EARNINGS / (LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.52	$2.81		$2.83	$4.58
Discontinued Operations	$0.00	$0.00		$0.00	$0.00
TOTAL	$1.52	$2.81		$2.83	$4.58

Basic
Continuing Operations	$1.53	$2.82		$2.85	$4.61
Discontinued Operations	$0.00	$0.00		$0.00	$0.00
TOTAL	$1.53	$2.82		$2.85	$4.61

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	894.9	890.8		895.0	892.4
Basic	889.4	886.3		888.7	887.9

*Recast to conform with 2020 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	June 30,	December 31,
(Dollars in Millions)	2020	2019
ASSETS:

Current Assets:
Cash and cash equivalents	$12,041	$8,172
Restricted cash	147	141
Marketable securities	2,063	696
Notes and accounts receivable - trade, net	6,543	7,870
Short-term financing receivables, net	11,967	14,192
Other accounts receivable, net	937	1,733
Inventories	1,869	1,619
Deferred costs	2,127	1,896
Prepaid expenses and other current assets	2,260	2,101
Total Current Assets	39,953	38,420

Property, plant and equipment, net	9,709	10,010
Operating right-of-use assets, net	4,774	4,996
Long-term financing receivables, net	7,351	8,712
Prepaid pension assets	7,254	6,865
Deferred costs	2,445	2,472
Deferred taxes	8,689	5,182
Goodwill	57,833	58,222
Intangibles, net	14,270	15,235
Investments and sundry assets	1,921	2,074
Total Assets	$154,200	$152,186

LIABILITIES:

Current Liabilities:
Taxes	$2,627	$2,839
Short-term debt	9,289	8,797
Accounts payable	4,719	4,896
Deferred income	12,469	12,026
Operating lease liabilities	1,343	1,380
Other liabilities	7,995	7,763
Total Current Liabilities	38,442	37,701

Long-term debt	55,449	54,102
Retirement related obligations	16,483	17,142
Deferred income	3,787	3,851
Operating lease liabilities	3,684	3,879
Other liabilities	15,666	14,526
Total Liabilities	133,512	131,202

EQUITY:

IBM Stockholders’ Equity:
Common stock	56,135	55,895
Retained earnings	162,559	162,954
Treasury stock — at cost	(169,386)	(169,413)
Accumulated other comprehensive income/(loss)	(28,757)	(28,597)
Total IBM Stockholders’ Equity	20,551	20,841

Noncontrolling interests	137	144
Total Equity	20,688	20,985

Total Liabilities and Equity	$154,200	$152,186

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended		Six Months Ended		Trailing Twelve Months
	June 30,		June 30,		Ended June 30,
(Dollars in Millions)	2020	2019	2020	2019	2020
Net Cash Provided by Operating Activities per GAAP:	$3,576	$2,941	$8,052	$7,700	$15,122

Less: change in Global Financing (GF) Receivables	589	119	2,971	2,577	885
Capital Expenditures, Net	(697)	(431)	(1,434)	(1,045)	(2,759)

Free Cash Flow	2,290	2,391	3,647	4,078	11,477

Acquisitions	(6)	(42)	(19)	(43)	(32,607)
Divestitures	731	855	757	888	945
Dividends	(1,450)	(1,435)	(2,890)	(2,833)	(5,764)
Share Repurchase	—	(316)	—	(1,236)	(126)
Non-GF Debt	455	27,509	3,958	33,399	(6,649)
Other (includes GF Net Receivables and GF Debt)	213	(698)	(213)	(68)	564

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$2,233	$28,264	$5,241	$34,186	$(32,158)

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in Millions)	2020	2019	2020	2019
Net Income from Operations	$1,361	$2,498	$2,536	$4,089
Depreciation/Amortization of Intangibles	1,678	1,294	3,313	2,740
Stock-based Compensation	247	135	436	248
Working Capital / Other	(300)	(1,106)	(1,204)	(1,954)
Global Financing A/R	589	119	2,971	2,577
Net Cash Provided by Operating Activities	$3,576	$2,941	$8,052	$7,700
Capital Expenditures, net of payments & proceeds	(697)	(431)	(1,434)	(1,045)
Divestitures, net of cash transferred	731	855	757	888
Acquisitions, net of cash acquired	(6)	(42)	(19)	(43)
Marketable Securities / Other Investments, net	(1,264)	3,779	(1,442)	3,509
Net Cash Provided by / (Used in) Investing Activities	$(1,236)	$4,162	$(2,138)	$3,309
Debt, net of payments & proceeds	(38)	22,841	1,319	27,073
Dividends	(1,450)	(1,435)	(2,890)	(2,833)
Common Stock Repurchases	—	(316)	—	(1,236)
Common Stock Transactions - Other	(137)	(59)	(168)	(111)
Net Cash Provided by / (Used in) Financing Activities	$(1,624)	$21,031	$(1,739)	$22,894
Effect of Exchange Rate changes on Cash	101	129	(301)	27
Net Change in Cash, Cash Equivalents and Restricted Cash	$817	$28,263	$3,874	$33,930

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended June 30, 2020
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$5,748	$3,890	$6,316	$1,852	$265
Internal	743	55	304	240	241
Total Segment Revenue	$6,491	$3,945	$6,621	$2,092	$506

Pre-tax Income / (Loss) from Continuing Operations	1,708	362	250	248	176

Pre-tax Margin	26.3%	9.2%	3.8%	11.8%	34.9%

Change YTY Revenue - External	3.3%	(7.3)%	(7.6)%	5.7%	(24.5)%
Change YTY Revenue - External @constant currency	4.6%	(6.0)%	(5.4)%	6.3%	(22.7)%

	Three Months Ended June 30, 2019
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software*	Services*	Services	Systems	Financing
Revenue
External	$5,563	$4,197	$6,837	$1,753	$351
Internal	607	69	302	171	281
Total Segment Revenue	$6,170	$4,266	$7,139	$1,924	$632

Pre-tax Income / (Loss) from Continuing Operations	2,007	290	235	61	239

Pre-tax Margin	32.5%	6.8%	3.3%	3.2%	37.8%

* Recast to conform with 2020 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Six Months Ended June 30, 2020
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$10,987	$8,027	$12,783	$3,220	$564
Internal	1,556	101	599	388	453
Total Segment Revenue	$12,543	$8,128	$13,382	$3,608	$1,017

Pre-tax Income / (Loss) from Continuing Operations	2,641	633	72	31	370

Pre-tax Margin	21.1%	7.8%	0.5%	0.9%	36.4%

Change YTY Revenue - External	4.3%	(3.9)%	(6.8)%	4.5%	(25.4)%
Change YTY Revenue - External @constant currency	5.6%	(2.6)%	(4.7)%	5.4%	(23.9)%

	Six Months Ended June 30, 2019
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software*	Services*	Services	Systems	Financing
Revenue
External	$10,530	$8,353	$13,711	$3,081	$757
Internal	1,448	143	591	334	581
Total Segment Revenue	$11,978	$8,495	$14,303	$3,415	$1,338

Pre-tax Income / (Loss) from Continuing Operations	3,792	587	510	(141)	527

Pre-tax Margin	31.7%	6.9%	3.6%	(4.1)%	39.4%

* Recast to conform with 2020 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended June 30, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform	Operating
	GAAP	Adjustments*		Adjustments**		Impacts	(Non-GAAP)
Gross Profit	$8,700	$187		$—		$—	$8,887

Gross Profit Margin	48.0%	1.0	Pts	—		—	49.0%

S,G&A	5,248	(285)		—		—	4,962

R,D&E	1,582	—		—		—	1,582

Other (Income) & Expense	179	(1)		(273)		—	(95)

Interest Expense	323	—		—		—	323

Total Expense & Other (Income)	7,129	(286)		(273)		—	6,570

Pre-tax Income from Continuing Operations	1,571	473		273		—	2,318

Pre-tax Income Margin from Continuing Operations	8.7%	2.6	Pts	1.5	Pts	—	12.8%

Provision for / (Benefit from) Income Taxes***	209	108		52		—	369

Effective Tax Rate	13.3%	1.9	Pts	0.7	Pts	—	15.9%

Income from Continuing Operations	1,362	365		222		—	1,949

Income Margin from Continuing Operations	7.5%	2.0	Pts	1.2	Pts	—	10.8%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$1.52	$0.41		$0.25		$—	$2.18

	Three Months Ended June 30, 2019
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$9,010	$73		$—		$—		$9,083

Gross Profit Margin	47.0%	0.4	Pts	—		—		47.4%

S,G&A	5,456	(149)		—		—		5,307

R,D&E	1,407	—		—		—		1,407

Other (Income) & Expense	(747)	119		(136)		—		(764)

Interest Expense	348	(168)		—		—		180

Total Expense & Other (Income)	6,242	(198)		(136)		—		5,907

Pre-tax Income from Continuing Operations	2,768	272		136		—		3,176

Pre-tax Income Margin from Continuing Operations	14.4%	1.4	Pts	0.7	Pts	—		16.6%

Provision for / (Benefit from) Income Taxes***	269	55		40		(14)		349

Effective Tax Rate	9.7%	0.9	Pts	0.8	Pts	(0.4)	Pts	11.0%

Income from Continuing Operations	2,499	217		97		14		2,827

Income Margin from Continuing Operations	13.0%	1.1	Pts	0.5	Pts	0.1	Pts	14.8%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$2.81	$0.24		$0.11		$0.01		$3.17

*     Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

**   Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Six Months Ended June 30, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$16,622	$375		$—		$—		$16,998

Gross Profit Margin	46.6%	1.1	Pts	—		—		47.6%

S,G&A	11,203	(570)		—		—		10,633

R,D&E	3,207	—		—		—		3,207

Other (Income) & Expense	361	(1)		(538)		—		(178)

Interest Expense	649	—		—		—		649

Total Expense & Other (Income)	15,101	(571)		(538)		—		13,992

Pre-tax Income from Continuing Operations	1,522	946		538		—		3,006

Pre-tax Income Margin from Continuing Operations	4.3%	2.7	Pts	1.5	Pts	—		8.4%

Provision for / (Benefit from) Income Taxes***	(1,017)	210		65		149		(592)

Effective Tax Rate	(66.8)%	28.0	Pts	14.1	Pts	5.0	Pts	(19.7)%

Income from Continuing Operations	2,538	736		472		(149)		3,598

Income Margin from Continuing Operations	7.1%	2.1	Pts	1.3	Pts	(0.4)	Pts	10.1%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$2.83	$0.83		$0.53		$(0.17)		$4.02

	Six Months Ended June 30, 2019
	Continuing Operations
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)
Gross Profit	$17,053	$149		$—		$—		$17,202

Gross Profit Margin	45.7%	0.4	Pts	—		—		46.1%

S,G&A	10,147	(273)		—		—		9,873

R,D&E	2,840	—		—		—		2,840

Other (Income) & Expense	(820)	142		(274)		—		(951)

Interest Expense	558	(204)		—		—		354

Total Expense & Other (Income)	12,402	(335)		(274)		—		11,793

Pre-tax Income from Continuing Operations	4,651	484		274		—		5,409

Pre-tax Income Margin from Continuing Operations	12.5%	1.3	Pts	0.7	Pts	—		14.5%

Provision for / (Benefit from) Income Taxes***	558	104		66		(155)		574

Effective Tax Rate	12.0%	0.8	Pts	0.6	Pts	(2.9)	Pts	10.6%

Income from Continuing Operations	4,093	381		208		155		4,836

Income Margin from Continuing Operations	11.0%	1.0	Pts	0.6	Pts	0.4	Pts	13.0%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$4.58	$0.44		$0.23		$0.17		$5.42

*     Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

**   Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

*** Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

							Trailing
	Three Months Ended				Six Months Ended		Twelve Months Ended
	June 30, 2020				June 30, 2020		June 30, 2020
	Change YTY				Change YTY		Change YTY
Revenue Adjusting for Divested Businesses and Currency	Cloud		Total IBM		Total IBM		Cloud

Revenue as reported	30.1%		(5.4)%		(4.4)%		20.2%
Impact from divested businesses	2.4	Pts	2.0	Pts	2.0	Pts	1.8	Pts
Currency impact	1.8	Pts	1.6	Pts	1.6	Pts	1.3	Pts
Revenue adjusting for divested businesses and currency (non-GAAP)	34.3%		(1.9)%		(0.9)%		23.4%

	Three Months Ended		Change
Red Hat Revenue, Normalized for Historical Comparability	June 30, 2020	June 30, 2019	YTY	YTY @constant currency

Red Hat revenue as reported in IBM consolidated results (1)	$867	$—
Add: Red Hat revenue prior to acquisition (2)	—	936
Add: Purchase accounting deferred revenue and intercompany adjustments (3)	227	—
Red Hat revenue, normalized for historical comparability (non-GAAP)	$1,094	$936	17%	18%

(1) Represents GAAP revenue as reported by IBM, which is included in the Cloud & Cognitive Software segment.

(2) Revenue for the three months ended June 30, 2019 represents pre-acquisition Red Hat standalone revenue and is included for comparative purposes.

(3) Represents the second-quarter 2020 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred, but was not recognized by IBM due to purchase accounting and intercompany adjustments.